Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Brad Shepherd, Director, Investor Relations
(617) 796-8245

Five Star Senior Living Inc. Announces Third Quarter 2018 Results

Newton, MA (November 14, 2018).  Five Star Senior Living Inc. (Nasdaq: FVE) today announced its financial results for the quarter ended September 30, 2018.

Financial Results for the quarter ended September 30, 2018:

•
Senior living revenue for the third quarter of 2018 decreased 2.5% to $272.7 million from $279.7 million for the same period in 2017, primarily due to Five Star's sale of six senior living communities in December 2017, January 2018, February 2018 and June 2018 to Senior Housing Properties Trust (Nasdaq: SNH), which Five Star is currently managing for SNH, the sale by Five Star and SNH of one skilled nursing facility to a third party in June 2018 that was previously leased to Five Star and a decrease in occupancy, partially offset by an increase in revenues from ancillary services, such as rehabilitation and wellness services. Management fee revenue for the third quarter of 2018 increased 17.4% to $4.0 million, primarily due to an increase in the number of managed communities compared to the same period in 2017.

▪
Net loss for the third quarter of 2018 was $21.6 million, or $0.43 per diluted share, compared to net loss of $6.6 million, or $0.13 per diluted share, for the same period in 2017. Net loss for the third quarter of 2017 included a $0.8 million, or $0.02 per diluted share, payment that Five Star received from its former liability insurer related to a previously disclosed litigation matter, or the litigation recovery.

▪
Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the third quarter of 2018 was $(12.4) million compared to $4.1 million for the same period in 2017. EBITDA excluding certain items noted in the supplemental information provided below, or Adjusted EBITDA, was $(12.4) million and $3.3 million for the third quarters of 2018 and 2017, respectively. A reconciliation of net loss determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and Adjusted EBITDA for the quarters ended September 30, 2018 and 2017 appears later in this press release.

Operating Results for the quarter ended September 30, 2018:

▪	Occupancy at owned and leased senior living communities for the third quarter of 2018 was 82.0% compared to 83.0% for the same period in 2017.

▪	The average monthly rate at owned and leased senior living communities for the third quarter of 2018 increased 1.1% to $4,701 from $4,648 for the same period in 2017.

▪	The percentage of revenue derived from residents’ private resources at owned and leased senior living communities for the third quarter of 2018 was 77.8% compared to 78.1% for the same period in 2017.

Financial Results for the nine months ended September 30, 2018:

•
Senior living revenue for the nine months ended September 30, 2018 decreased 2.9% to $818.1 million from $842.9 million for the same period in 2017, primarily due to Five Star's sale of six senior living communities in December 2017, January 2018, February 2018 and June 2018 to SNH, which Five Star is currently managing for SNH, the sale by Five Star and SNH of one skilled nursing facility to a third party in June 2018 that was previously leased to Five Star and a decrease in occupancy, partially offset by an increase in revenues from ancillary services, such as rehabilitation and wellness services. Management fee revenue for the nine months ended September 30, 2018 increased 8.3% to $11.4 million, primarily due to an increase in the number of managed communities compared to the same period in 2017.

•
Net loss for the nine months ended September 30, 2018 was $50.4 million, or $1.02 per diluted share, compared to net loss of $19.9 million, or $0.40 per diluted share, for the same period in 2017. Net loss for the nine months ended September 30, 2018 included a gain on sale of senior living communities of $7.1 million, or $0.14 per diluted share, primarily due to Five Star's sale of four senior living communities in January, February and June 2018 to SNH, which Five Star is currently managing for SNH. Net loss for the nine months ended September 30, 2017 included the $0.8 million, or $0.02 per diluted share, litigation recovery and a benefit for income taxes of $1.3 million, or $0.03 per diluted share, resulting primarily from Five Star's monetization of alternative minimum tax credits during the second quarter of 2017.

▪
EBITDA for the nine months ended September 30, 2018 was $(22.0) million compared to $10.5 million for the same period in 2017. Adjusted EBITDA for the nine months ended September 30, 2018 was $(28.2) million compared to $10.0 million for the same period in 2017. A reconciliation of net loss determined in accordance with GAAP to EBITDA and Adjusted EBITDA for the nine months ended September 30, 2018 and 2017 appears later in this press release.

Other:

▪
Five Star faces challenges that are currently negatively impacting its revenues, expenses, cash flows and results from operations, and Five Star expects these challenges to continue at least through 2019. These conditions raise substantial doubt about Five Star’s ability to continue as a going concern. Based on Five Star’s cash balance at September 30, 2018 and projected cash needs for the next 12 months, Five Star’s management believes that Five Star will need to increase its revenues, reduce its costs and/or pursue other transactions to be able to continue to fund its operating and capital requirements and meet its debt covenant obligations.

▪	In November 2018, Five Star began managing for SNH a senior living community located in Colorado with 238 living units pursuant to a management agreement with SNH.

Conference Call:

At 10:00 a.m. Eastern Time this morning, President and Chief Executive Officer, Bruce Mackey, and Executive Vice President, Chief Financial Officer and Treasurer, Richard Doyle, will host a conference call to discuss Five Star's third quarter 2018 results.

The conference call telephone number is (877) 329-4332. Participants calling from outside the United States and Canada should dial (412) 317-5436. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. on Wednesday, November 21, 2018. To access the replay, dial (412) 317-0088. The replay pass code is 10123764.

A live audio webcast of the conference call will also be available in a listen-only mode on Five Star’s website, which is located at www.fivestarseniorliving.com. Participants wanting to access the webcast should visit Five Star’s website about five minutes before the call. The archived webcast will be available for replay on Five Star’s website for about one week after the call. The transcription, recording and retransmission in any way of Five Star’s third quarter 2018 conference call are strictly prohibited without the prior written consent of Five Star. Five Star’s website is not incorporated as part of this press release.

About Five Star Senior Living Inc.:

Five Star Senior Living Inc. is a senior living and healthcare services company. As of September 30, 2018, Five Star operated 283 senior living communities with 31,805 living units located in 32 states, including 208 communities (22,290 living units) that it owned or leased and 75 communities (9,515 living units) that it managed. These communities include independent living, assisted living, continuing care retirement communities and skilled nursing communities. Five Star is headquartered in Newton, Massachusetts.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER FIVE STAR USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, "WILL", “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, FIVE STAR IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON FIVE STAR’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY FIVE STAR’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING:

▪
ANY ACTIONS FIVE STAR MAY TAKE TO ADDRESS THE CURRENT SUBSTANTIAL DOUBT AS TO ITS ABILITY TO CONTINUE AS A GOING CONCERN MAY NOT BE SUCCESSFUL. FURTHER, ANY SUCH ACTIONS THAT MAY ADDRESS THAT CONCERN MAY ONLY PROVIDE RELIEF IN THE SHORT TERM AND COULD INCREASE FIVE STAR’S FUTURE COSTS AND THEREBY PREVENT OR LIMIT ITS ABILITY TO OPERATE PROFITABLY IN THE INTERMEDIATE OR LONGER TERM.

▪
FIVE STAR’S ABILITY TO OPERATE SENIOR LIVING COMMUNITIES PROFITABLY DEPENDS ON MANY FACTORS, INCLUDING SOME FACTORS WHICH ARE BEYOND FIVE STAR’S CONTROL, SUCH AS THE DECREASED DEMAND FOR FIVE STAR’S SERVICES, AND FIVE STAR MAY NOT BE ABLE TO SUCCESSFULLY OPERATE AND COMPETE.

THE INFORMATION CONTAINED IN FIVE STAR’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN FIVE STAR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE FIVE STAR’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY FIVE STAR’S FORWARD LOOKING STATEMENTS. FIVE STAR’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, FIVE STAR DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenues:
Senior living revenue	$272,701	$279,654	$818,108	$842,938
Management fee revenue	4,009	3,414	11,408	10,531
Reimbursed costs incurred on behalf of managed communities	72,200	64,033	208,009	194,346
Total revenues	348,910	347,101	1,037,525	1,047,815
Operating expenses:
Senior living wages and benefits	142,035	138,255	418,917	413,196
Other senior living operating expenses	76,761	71,218	226,302	219,060
Costs incurred on behalf of managed communities	72,200	64,033	208,009	194,346
Rent expense	52,282	51,779	156,640	154,524
General and administrative expenses	18,965	17,851	57,405	56,733
Depreciation and amortization expense	9,137	9,753	26,974	29,040
Loss (gain) on sale of senior living communities	62	—	(7,131)	—
Long lived asset impairment	—	142	365	528
Total operating expenses	371,442	353,031	1,087,481	1,067,427

Operating loss	(22,532)	(5,930)	(49,956)	(19,612)

Interest, dividend and other income	192	167	577	559
Interest and other expense	(466)	(1,139)	(1,773)	(3,200)
Gain on early extinguishment of debt	—	143	—	143
Unrealized gain on equity investments	133	—	127	—
Realized gain (loss) on sale of debt and equity investments, net of tax	2	70	(8)	351

Loss before income taxes and equity in earnings of an investee	(22,671)	(6,689)	(51,033)	(21,759)
Benefit (provision) for income taxes	263	55	(274)	1,330
Equity in earnings of an investee, net of tax	826	31	882	533
Net loss	$(21,582)	$(6,603)	$(50,425)	$(19,896)

Weighted average shares outstanding—basic and diluted	49,682	49,242	49,643	49,199

Net loss per share—basic and diluted	$(0.43)	$(0.13)	$(1.02)	$(0.40)

Supplemental Information

FIVE STAR SENIOR LIVING INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$13,128	$26,255
Accounts receivable, net of allowance	36,860	38,673
Due from related persons	6,062	4,774
Investments	21,175	22,524
Restricted cash	20,123	20,747
Prepaid expenses and other current assets	26,870	25,132
Assets held for sale	—	59,080
Total current assets	124,218	197,185

Property and equipment, net	244,748	251,504
Equity investment of an investee	9,157	8,185
Restricted cash	1,538	1,476
Restricted investments	8,753	10,758
Other long term assets	6,211	6,800
Total assets	$394,625	$475,908

Liabilities and Shareholders’ Equity
Current liabilities:
Revolving credit facility	$—	$—
Accounts payable and accrued expenses	70,419	74,734
Accrued compensation and benefits	45,057	37,893
Due to related persons	18,757	18,683
Mortgage notes payable	333	316
Accrued real estate taxes	16,430	11,801
Security deposits and current portion of continuing care contracts	3,573	4,073
Other current liabilities	39,187	36,361
Liabilities held for sale	—	34,781
Total current liabilities	193,756	218,642

Long term liabilities:
Mortgage notes payable	7,620	7,872
Accrued self insurance obligations	32,248	33,082
Deferred gain on sale and leaseback transaction	61,130	66,087
Other long term liabilities	4,903	5,231
Total long term liabilities	105,901	112,272

Shareholders’ equity:
Common stock, par value $.01: 75,000,000 shares authorized, 50,579,744 and 50,524,424 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	506	505
Additional paid in capital	361,595	360,942
Accumulated deficit	(268,967)	(220,489)
Accumulated other comprehensive income	1,834	4,036
Total shareholders’ equity	94,968	144,994
Total liabilities and shareholders’ equity	$394,625	$475,908

Supplemental Information

FIVE STAR SENIOR LIVING INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(50,425)	$(19,896)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization expense	26,974	29,040
Gain on early extinguishment of debt	—	(166)
Gain on sale of senior living communities	(7,131)	—
Unrealized gain on equity investments	(127)	—
Realized loss (gain) on sale of debt and equity investments	8	(351)
Loss on disposal of property and equipment	263	202
Long lived asset impairment	365	528
Equity in earnings of an investee, net of tax	(882)	(533)
Stock based compensation	654	784
Provision for losses on receivables	3,694	3,632
Amortization of deferred gain on sale and leaseback transaction	(4,957)	(4,956)
Other noncash expense (income) adjustments, net	279	325
Changes in assets and liabilities:
Accounts receivable	(1,881)	(2,797)
Prepaid expenses and other assets	(1,715)	(8,853)
Accounts payable and accrued expenses	(2,491)	3,821
Accrued compensation and benefits	7,164	8,613
Due from related persons, net	(1,670)	9,131
Other current and long term liabilities	5,879	6,642
Cash (used in) provided by operating activities	(25,999)	25,166

Cash flows from investing activities:
Acquisition of property and equipment	(36,941)	(55,049)
Purchases of investments	(3,239)	(10,895)
Proceeds from sale of property and equipment	14,749	30,698
Proceeds from sale of land	—	750
Proceeds from sale of communities	31,819	—
Proceeds from sale of investments	6,349	15,681
Cash provided by (used in) investing activities	12,737	(18,815)

Cash flows from financing activities:
Proceeds from borrowings on revolving credit facility	25,000	40,000
Repayments of borrowings on revolving credit facility	(25,000)	(35,000)
Repayments of mortgage notes payable	(427)	(14,111)
Prepayment fees on early extinguishment of debt	—	(132)
Payment of deferred financing fees	—	(1,889)
Cash used in financing activities	(427)	(11,132)

Cash flows from discontinued operations:
Net cash provided by operating activities	—	1,003
Net cash flows provided by discontinued operations	—	1,003

Change in cash and cash equivalents and restricted cash	(13,689)	(3,778)
Cash and cash equivalents and restricted cash at beginning of period	48,478	33,576
Cash and cash equivalents and restricted cash at end of period	$34,789	$29,798

Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$13,128	$8,706
Restricted cash	21,661	21,092
Cash and cash equivalents and restricted cash at end of period	$34,789	$29,798

Supplemental cash flow information:
Cash paid for interest	$1,195	$2,913
Cash paid for income taxes, net	$338	$275

Non-cash activities:
Real estate sale	$33,364	$—
Mortgage notes assumed by purchaser in real estate sale	$33,364	$—

Supplemental Information

FIVE STAR SENIOR LIVING INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands)
(unaudited)

Non-GAAP financial measures are financial measures that are not determined in accordance with GAAP. Five Star believes the non-GAAP financial measures presented in the table below are meaningful supplemental disclosures because they may help investors gain a better understanding of changes in Five Star’s operating results and its ability to pay rent or service debt, make capital expenditures and expand its business. These non-GAAP financial measures also may help investors make comparisons between Five Star and other companies on both a GAAP and a non-GAAP basis. Five Star believes that EBITDA and Adjusted EBITDA are meaningful financial measures that may help investors better understand its financial performance, including by allowing investors to compare Five Star’s performance between periods and to the performance of other companies. EBITDA and Adjusted EBITDA are used by management to evaluate Five Star’s financial performance and compare Five Star’s performance over time and to the performance of other companies. Five Star calculates EBITDA and Adjusted EBITDA as shown below. These measures should not be considered as alternatives to net income (loss) or operating income (loss), as indicators of Five Star’s operating performance or as measures of Five Star’s liquidity. Also, EBITDA and Adjusted EBITDA as presented may not be comparable to similarly titled amounts calculated by other companies.

Five Star believes that net income (loss) is the most directly comparable financial measure, determined according to GAAP, to Five Star’s presentation of EBITDA and Adjusted EBITDA. The following table presents the reconciliation of these non-GAAP financial measures to net loss for the three and nine months ended September 30, 2018 and 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net loss	$(21,582)	$(6,603)	$(50,425)	$(19,896)
Add (less):
Interest and other expense	466	1,139	1,773	3,200
(Benefit) provision for income taxes	(263)	(55)	274	(1,330)
Depreciation and amortization expense	9,137	9,753	26,974	29,040
Interest, dividend and other income	(192)	(167)	(577)	(559)
EBITDA	(12,434)	4,067	(21,981)	10,455
Add (less):
Long lived asset impairment	—	142	365	528
Costs related to compliance assessment	12	—	(106)	—
Employee litigation matter	—	—	605	—
Litigation recovery	—	(800)	—	(800)
Loss (gain) on sale of senior living communities	62	—	(7,131)	—
Gain on early extinguishment of debt	—	(143)	—	(143)
Adjusted EBITDA	$(12,360)	$3,266	$(28,248)	$10,040

Supplemental Information

FIVE STAR SENIOR LIVING INC.
SENIOR LIVING COMMUNITY FINANCIAL DATA(1)
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Senior living revenue:
Independent and assisted living community revenue (owned)	$18,534	$23,870	$57,584	$71,445
Independent and assisted living community revenue (leased)	108,118	109,028	322,792	325,780
Continuing care retirement community revenue (leased)	96,864	96,842	289,711	293,733
Skilled nursing facility revenue (leased)	40,612	42,319	122,061	129,328
Ageility physical therapy revenue	8,573	7,595	25,960	22,652
Total senior living revenue	$272,701	$279,654	$818,108	$842,938

Senior living wages and benefits:
Independent and assisted living community wages and benefits (owned)	$8,618	$9,992	$25,782	$29,691
Independent and assisted living community wages and benefits (leased)	49,760	46,902	144,060	139,643
Continuing care retirement community wages and benefits (leased)	50,774	49,754	151,502	149,593
Skilled nursing facility wages and benefits (leased)	27,132	26,889	81,628	82,329
Ageility physical therapy wages and benefits	6,021	5,139	17,589	15,253
Insurance and other (2)	(270)	(421)	(1,644)	(3,313)
Total senior living wages and benefits	$142,035	$138,255	$418,917	$413,196

Other senior living operating expenses:
Independent and assisted living community other operating expenses (owned)	$5,483	$6,089	$17,003	$18,844
Independent and assisted living community other operating expenses (leased)	28,926	26,161	86,182	80,945
Continuing care retirement community other operating expenses (leased)	27,994	24,828	81,705	77,404
Skilled nursing facility other operating expenses (leased)	11,845	10,490	36,855	35,008
Ageility physical therapy other operating expenses	809	484	1,906	1,426
Insurance and other (2)	1,704	3,166	2,651	5,433
Total other senior living operating expenses	$76,761	$71,218	$226,302	$219,060

(1)	Excludes data for managed communities.

(2)
Insurance and other expenses primarily relate to Five Star's captive insurance company subsidiary, which mainly participates in Five Star's workers' compensation and professional and general liability insurance programs. Credit balances in senior living wages and benefits represent premiums earned by Five Star's captive insurance company subsidiary in excess of expenses recorded in the applicable period.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)
(in thousands)
(unaudited)

	Three Months Ended September 30, (2)		Nine Months Ended September 30,(3)
	2018	2017	2018	2017
Senior living revenue:
Independent and assisted living community revenue (owned)	$18,532	$18,477	$55,108	$55,436
Independent and assisted living community revenue (leased)	108,118	109,028	322,792	325,780
Continuing care retirement community revenue (leased)	96,864	96,842	289,711	293,733
Skilled nursing facility revenue (leased)	40,618	40,508	118,998	123,569
Ageility physical therapy revenue	7,289	7,523	20,989	21,866
Total senior living revenue	$271,421	$272,378	$807,598	$820,384

Senior living wages and benefits:
Independent and assisted living community wages and benefits (owned)	$8,622	$8,145	$24,882	$24,226
Independent and assisted living community wages and benefits (leased)	49,760	46,902	144,060	139,643
Continuing care retirement community wages and benefits (leased)	50,774	49,754	151,502	149,593
Skilled nursing facility wages and benefits (leased)	27,136	25,700	79,580	78,562
Ageility physical therapy wages and benefits	5,103	5,066	14,273	14,715
Insurance and other (4)	(270)	(421)	(1,644)	(3,313)
Total senior living wages and benefits	$141,125	$135,146	$412,653	$403,426

Other senior living operating expenses:
Independent and assisted living community other operating expenses (owned)	$5,461	$4,748	$16,068	$14,851
Independent and assisted living community other operating expenses (leased)	28,926	26,161	86,182	80,945
Continuing care retirement community other operating expenses (leased)	27,994	24,828	81,705	77,404
Skilled nursing facility other operating expenses (leased)	11,822	9,618	35,728	32,933
Ageility physical therapy other operating expenses	678	471	1,558	1,302
Insurance and other (4)	1,704	3,166	2,651	5,433
Total other senior living operating expenses	$76,585	$68,992	$223,892	$212,868

(1)	Excludes data for managed communities.

(2)	Includes data for senior living communities that Five Star has owned or leased continuously since July 1, 2017.

(3)	Includes data for senior living communities that Five Star has owned or leased continuously since January 1, 2017.

(4)
Insurance and other expenses primarily relate to Five Star's captive insurance company subsidiary, which mainly participates in Five Star's workers' compensation and professional and general liability insurance programs. Credit balances in senior living wages and benefits represent premiums earned by Five Star's captive insurance company subsidiary in excess of expenses recorded in the applicable period.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
SENIOR LIVING OTHER OPERATING DATA
(unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Independent and assisted living communities (owned):(1)
Number of communities (end of period)	20	20	22	24	26
Number of units (end of period)	2,108	2,108	2,259	2,474	2,703
Occupancy(2)	81.5%	81.1%	80.7%	82.7%	82.9%
Avg. monthly rate(3)	$3,442	$3,392	$3,464	$3,408	$3,410

Independent and assisted living communities (leased):
Number of communities (end of period)	128	128	128	128	128
Number of units (end of period)	10,520	10,519	10,510	10,507	10,537
Occupancy(2)	83.7%	83.6%	83.4%	84.4%	84.6%
Avg. monthly rate(3)	$3,991	$4,024	$4,070	$3,978	$3,981

Continuing care retirement communities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(4)	7,157	7,158	7,158	7,159	7,163
Occupancy(2)	81.3%	80.6%	81.5%	81.8%	81.6%
Avg. monthly rate(3)	$5,427	$5,433	$5,584	$5,433	$5,400

Skilled nursing facilities (leased):
Number of communities (end of period)	29	29	30	30	30
Number of units (end of period)(5)	2,505	2,505	2,602	2,602	2,602
Occupancy(2)	76.9%	74.7%	75.7%	77.8%	80.1%
Avg. monthly rate(3)	$6,874	$6,926	$6,951	$6,721	$6,725

Total senior living communities (owned and leased):
Number of communities (end of period)	208	208	211	213	215
Number of units (end of period)	22,290	22,290	22,529	22,742	23,005
Occupancy(2)	82.0%	81.4%	81.7%	82.6%	83.0%
Avg. monthly rate(3)	$4,701	$4,709	$4,796	$4,653	$4,648

Managed communities:(1)
Number of communities (end of period)	75	75	72	70	68
Number of units (end of period)(6)	9,515	9,510	9,258	9,043	8,807
Occupancy(2)	86.7%	86.1%	86.0%	86.0%	85.8%
Avg. monthly rate(3)	$4,164	$4,242	$4,301	$4,254	$4,243

Other ancillary services:
Number of ageility physical therapy inpatient clinics (end of period)	47	47	47	47	47
Number of ageility physical therapy outpatient clinics (end of period)	120	111	108	92	88
Number of home health communities served (end of period)	12	12	12	15	15

(1)
Occupancy and average monthly rate for the three months ended December 31, 2017, March 31, 2018 and June 30, 2018 include data for the senior living communities that were sold to SNH during such periods as owned until the time of sale and as managed from the time of sale through the end of such periods.

(2)
Includes living units categorized as in service. As a result, the number of living units may change from period to period for reasons other than the acquisition or disposition of senior living communities.

(3)
Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenues for senior living services divided by occupied units during the period, and multiplying it by 30 days.

(4)	Includes 1,916 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

(5)	Includes 76 assisted living and independent living units in communities where skilled nursing services are the predominant services provided.

(6)	Includes 427 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

Supplemental Information

FIVE STAR SENIOR LIVING INC.
PERCENT BREAKDOWN OF SENIOR LIVING COMMUNITY REVENUE(1)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Independent and assisted living communities (owned):
Private and other sources	98.4%	99.0%	98.7%	98.9%
Medicaid	1.6%	1.0%	1.3%	1.1%
Total	100.0%	100.0%	100.0%	100.0%

Independent and assisted living communities (leased):
Private and other sources	98.9%	98.9%	98.9%	99.0%
Medicaid	1.1%	1.1%	1.1%	1.0%
Total	100.0%	100.0%	100.0%	100.0%

Continuing care retirement communities (leased):
Private and other sources	74.3%	74.7%	74.0%	73.9%
Medicare	17.7%	17.9%	18.3%	19.1%
Medicaid	8.0%	7.4%	7.7%	7.0%
Total	100.0%	100.0%	100.0%	100.0%

Skilled nursing facilities (leased):
Private and other sources	21.0%	22.0%	20.7%	22.6%
Medicare	17.1%	17.7%	18.5%	21.0%
Medicaid	61.9%	60.3%	60.8%	56.4%
Total	100.0%	100.0%	100.0%	100.0%

Total senior living communities (owned and leased):
Private and other sources	77.8%	78.1%	77.7%	77.8%
Medicare	9.1%	9.2%	9.6%	10.2%
Medicaid	13.1%	12.7%	12.7%	12.0%
Total	100.0%	100.0%	100.0%	100.0%

(1)	Excludes data for managed communities.

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